UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05740 )

Exact name of registrant as specified in charter: Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005— April 30 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed Municipal Income Trust

4|30|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

Managed Municipal Income Trust

4| 30| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	26

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Managed Municipal Income Trust: potential
for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the team allocates a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The team is backed by Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

adjust the fund’s holdings — either by acquiring more of a particular bond or selling it — for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s NAV.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Identified projects are not necessarily represented in your fund’s portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund’s holdings will vary over time. For more information on current fund holdings, see pages 9 and 27.

Putnam Managed Municipal Income Trust is a leveraged fund that seeks to provide a high level of current income free from federal income tax through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors who are seeking tax-exempt income and are willing to accept the risks associated with below-investment-grade bonds and the use of leverage.

Highlights

* For the six months ended April 30, 2006, Putnam Managed Municipal Income Trust had a total return of 2.98% at net asset value (NAV) and 3.86% at market price.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 1.56% ..

* The average return for the fund’s Lipper category, High Yield Municipal Debt Funds (closed-end), was 4.19% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 4/30/06

Since the fund's inception (2/24/89), average annual return is 6.96% at NAV and 5.72% at market price.

	Average annual return		Cumulative return

	NAV	Market price	NAV	Market price
10 years	5.49%	3.38%	70.61%	39.46%

5 years	6.37	3.52	36.15	18.89

3 years	7.78	4.96	25.21	15.64

1 year	5.05	6.72	5.05	6.72

6 months	—	—	2.98	3.86

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Against a favorable economic backdrop, lower-quality, higher-yielding municipal bonds enjoyed relatively strong performance during the six months ended April 30, 2006. Strong demand from yield-hungry investors pushed credit spreads narrower, and the fund’s investments in many industries, including tobacco and health care, performed well. Given the duration and breadth of this rally, however, we believe that many lower-quality bonds have become overpriced. The fund underperformed the average return for the funds in its Lipper category, in part due to the fund’s relative underweight in bonds rated Ba and below. However, the fund did outperform its benchmark, the Lehman Municipal Bond Index — an unmanaged index that is composed solely of investment-grade municipal bonds — because the fund invests in lower-rated, higher-yielding bonds and uses leverage, which amplifies the fund’s performance.

Market overview

Continuing indications of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to increase the federal funds rate four times during the first six months of the fund’s fiscal year, taking this benchmark rate for overnight loans between banks from 3.75% to 4.75% . Despite a significant increase in short-term rates, long-term bond yields were largely unchanged. Potential forces constraining the rise of long-term rates include strong global demand for longer-term bonds, as well as a widespread belief that inflation will remain in check as the Fed achieves its objectives through monetary policy. As shorter- and longer-term interest rates converged significantly, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

During the period, tax-exempt bonds generally outperformed Treasury bonds of comparable maturity, as prices of tax-exempt bonds declined less than Treasury prices across all maturities. Municipal bonds typically perform better than Treasuries when interest rates are rising. However, the degree to which they outperformed Treasuries in early 2006 was greater than expected.

The strong economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened, driven by strong interest among buyers in search of higher yields. Based on favorable legal rulings, tobacco settlement bonds outperformed. Likewise, airline-related industrial development bonds (IDBs) performed exceptionally well over the period.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s peer group, a strategy that contributed positively to results for the period as most rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall.

The fund’s yield curve positioning, or the maturity profile of its holdings, detracted from performance during the period. In order to keep the fund’s

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/06.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	1.56%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.18%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	0.64%

Lehman Aggregate Bond Index (broad bond market)	0.56%

Equities
S&P 500 Index (broad stock market)	9.64%

S&P Utilities Index (utilities stocks)	1.32%

Russell 2000 Growth Index (small-company growth stocks)	20.31%

duration short, we limited exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. However, as the yield curve flattened and the yields of shorter- and longer-term bonds converged, bonds with longer maturities outperformed their shorter-maturity counterparts.

We added to the fund’s callable bond holdings during the period. Despite this action, however, the fund remained underweight in callable bonds relative to its peer group. Consequently, the fund’s underweight position in callable bonds detracted from results as these bonds generally performed well over the period. Callable bonds benefited from investors’ perception that bonds are less likely to be called in a rising-rate environment.

The fund’s underweight position in the lowest-rated bonds, compared to other funds in its peer group, detracted from results as securities in this area of the market rallied. As we analyzed lower-rated bonds, we concluded that better relative value existed in bonds rated Baa and higher at this point in the credit cycle, when the narrowing of credit spreads — or the reduced premium investors stand to receive by investing in lower-rated issues —appears to be unsupported by credit fundamentals.

Your fund’s holdings

Lower-rated municipal bonds delivered some of the best performance during the reporting period, helped in

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holding’s maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

large part by strong economic growth and relatively low inflation. Not surprisingly, this sector experienced record demand from yield-hungry investors, many of whom, we feel, were not very discerning about the credit fundamentals of the underlying borrower. Yield spreads between higher-quality and lower-quality municipal bonds have narrowed dramatically, to the point that it is likely that investors are not being adequately compensated for the increased risk associated with investing in these lower-quality investments. Consequently, we are limiting the fund’s exposure to the sector. While this decision curbed the fund’s participation in the rally, we think it will help the fund’s performance when credit spreads begin to widen.

After several years of lagging the economic recovery, one sector of the higher-yielding municipal bond market, airline-related industrial development bonds (IDBs), made a strong comeback during the period. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s health, or that of its industry group, can affect the prices of these bonds more than the rating of the issuing municipality. Airline-related IDBs, which in today’s environment typically carry non-investment-grade ratings, rallied from November 2005 until March 2006, as the outlook for this struggling industry improved. Passenger traffic is

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

at an all-time high, and airlines have increased ticket prices to compensate for higher fuel costs while reducing the number of flights in an effort to eliminate excess capacity. While the fund holds positions in bonds backed by American Airlines, Continental Airlines and British Airways, its exposure is less than that of its peers, and this hurt performance. With the outlook for this sector more stable, we’ll be looking for opportunities to increase the fund’s weighting during sell-offs, when prices adjust to reflect better value.

One of the potential benefits of owning lower-rated bonds is the price appreciation that can result when these securities are upgraded by the rating agencies. This was the case for the fund’s investment in Princeton Hospital revenue bonds, which received two upgrade announcements during the reporting period. In December 2005, Standard & Poor’s raised their outlook for these bonds, which financed improvements at a hospital in West Virginia, from stable to positive. Similarly, in February 2006, Moody’s upgraded their outlook from negative to stable. On April 30, these bonds were rated B– (S&P) and B2 (Moody’s).

An overweight position in tobacco settlement bonds contributed positively to results, as these bonds continued to strengthen during the period. While tobacco settlement bonds generally carry investment-grade ratings of Baa, they are secured by the income stream from tobacco companies’ settlement obligations to the states and generally offer higher yields than bonds of comparable quality. Furthermore, we think tobacco bonds provide valuable diversification since their performance is not as closely tied to the direction of economic growth as other, more economically sensitive, holdings. The fund holds tobacco settlement bonds issued by the states of California, Iowa, New York, South Carolina, South Dakota, Washington, and Wisconsin and the District of Columbia.

We continued to increase the fund’s holdings in the single-family housing sector, a strategy that helped performance results as rising interest rates and declining mortgage prepayments helped this sector perform well over the period. We believe that the market has overly discounted the potentially negative impact of mortgage prepayments on the single family housing sector, particularly in light of rising interest rates, which are likely to slow prepayments. During the reporting period, we purchased $1,500,000 of single-family mortgage revenue bonds issued by Michigan State Housing Development Authority.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed’s tightening cycle is nearing an end but that rates will continue to rise over the near term. We currently plan to maintain the fund’s defensive duration because we believe that the municipal bond market may be susceptible to weaker returns in the coming months. One reason for this belief is the market’s unusually strong performance versus taxable equivalents in the early months of 2006.

We believe that the extended rally among lower-rated, higher-yielding bonds is in its final stages. Therefore, we remain cautious with respect to securities at the lower end of the credit spectrum.

We continue to have a positive view of defensive sectors such as single-family housing bonds, which have performed well in recent months. In addition, we remain positive on callable bonds. Our view on tobacco settlement bonds remains positive as we believe that they represent good investment opportunities relative to the inherent risks associated with the sector.

As always, we will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 4/30/06

				Lipper High
				Yield Municipal
			Lehman	Debt Funds
		Market	Municipal	(closed-end)
	NAV	price	Bond Index	category average*

Annual average
Life of fund
(since 2/24/89)	6.96%	5.72%	6.89%	6.11%

10 years	70.61	39.46	77.30	78.19
Annual average	5.49	3.38	5.89	5.91

5 years	36.15	18.89	30.07	38.90
Annual average	6.37	3.52	5.40	6.77

3 years	25.21	15.64	12.04	27.01
Annual average	7.78	4.96	3.86	8.28

1 year	5.05	6.72	2.15	6.78

6 months	2.98	3.86	1.56	4.19

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 4/30/06, there were 15, 15, 12, 12, and 12 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 4/30/06

Distributions — common shares *

Number		6

Income[1]		$0.2058

Capital gains[2]		—

Total		$0.2058

	Series A	Series B	Series C
Distributions — preferred shares	(550 shares)	(550 shares)	(650 shares)

Income[1]	$1,557.29	$1,490.10	$1,533.21

Capital gains[2]	—	—	—

Total	$1,557.29	$1,490.10	$1,533.21

Share value:		NAV	Market price
10/31/05		$8.20	$7.15

4/30/06		8.21	7.22

Current yield (end of period)
Current dividend rate[3]		4.98%	5.67%

Taxable equivalent[4]		7.66	8.72

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.98%	5.86%

10 years	69.58	41.31
Annual average	5.42	3.52

5 years	34.07	22.09
Annual average	6.04	4.07

3 years	27.47	18.37
Annual average	8.43	5.78

1 year	6.79	10.54

6 months	2.37	1.36

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $260,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. At a meeting on January 13, 2006, the Trustees approved an amended management contract for your fund, to memorialize the arrangements agreed to in June 2005. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a) 0.55% of the fund’s average net assets (including assets attributable to both common and preferred shares)
or
(b) 0.65% of the first $500 million of the fund’s average net assets (including assets attributable to both common and preferred shares);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

Based on net assets as of June 2005, the new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 50th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006, reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

62nd	46th	30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 15, 12, and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five-, and ten-year periods ended March 31, 2006, were 88%, 77%, and 62%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 14th out of 15, 10th out of 12, and 8th out of 12 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements, which provide benefits to Putnam Fiduciary Trust Company, an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/06 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. Federal Housing Administration Insured	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage Association	U.S. Govt. Coll. U.S. Government Collateralized
Collateralized	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (144.1%)*

	Rating **	Principal amount	Value

Alabama (0.4%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev. Bonds
(GA. Pacific Corp.), 5 3/4s, 9/1/28	B	$950,000	$932,349
Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley
Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	650,000	666,614
			1,598,963

Alaska (1.0%)
AK State Hsg. Fin. Corp. VRDN, Ser. A, FSA,
3.87s, 12/1/24	VMIG1	3,695,000	3,695,000

Arizona (3.1%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.), Ser. B,
5 7/8s, 3/1/33	Ba1	1,000,000	1,003,840
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s, 12/1/37
(Prerefunded)	BBB	1,000,000	1,145,710
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	1,800,000	1,988,856
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BB+/P	495,000	519,552
Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32	Ba1	3,000,000	3,152,970
Glendale, Wtr. & Swr. Rev. Bonds, AMBAC,
5s, 7/1/28	Aaa	2,000,000	2,065,460
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	815,000	776,589
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31	A3	1,000,000	1,060,590
			11,713,567

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Arkansas (2.8%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	$4,600,000	$5,168,560
Independence Cnty., Poll. Control Rev. Bonds
(Entergy, Inc.), 5s, 1/1/21	A-	1,000,000	1,005,530
Little Rock G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	765,000	752,569
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s,
2/1/27 (Prerefunded)	BB/P	2,750,000	2,977,673
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.)
Ser. A, 5s, 2/1/35	Baa2	250,000	244,020
Ser. B, 5s, 2/1/25	Baa2	500,000	502,775
			10,651,127

California (16.9%)
CA G.O. Bonds, 5s, 5/1/22	A2	4,000,000	4,137,600
CA Hlth. Fac. Fin. Auth. Rev. Bonds
AMBAC, 5.293s, 7/1/17	Aaa	3,400,000	3,407,854
(CA-NV Methodist), 5s, 7/1/26	A	500,000	511,165
CA Poll. Control Fin. Auth. Solid Waste Disp. Rev.
Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	1,200,000	1,242,792
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A
6s, 5/1/15 (Prerefunded)	Aaa	1,000,000	1,126,070
AMBAC, 5 1/2s, 5/1/13	Aaa	16,500,000	18,011,400
5 1/2s, 5/1/11	A2	3,000,000	3,211,710
CA Statewide Cmnty. Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB	3,000,000	2,989,830
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	3,000,000	3,122,850
(Thomas Jefferson School of Law), Ser. B,
4 7/8s, 10/1/31	BBB-	1,030,000	1,006,619
CA Statewide Cmntys. Dev. Auth. Apt. Mandatory
Put Bonds (Irvine Apt. Cmntys.), Ser. A-3,
5.1s, 5/17/10	Baa2	2,250,000	2,313,473
Capistrano, Unified School Dist. Cmnty. Fac. Special
Tax Bonds (Ladera Ranch – No. 98-2), 5.7s, 9/1/20
(Prerefunded)	BBB/P	1,000,000	1,080,060
Cathedral City, Impt. Board Act of 1915 Special
Assmt. (Cove Impt. Dist.), Ser. 04-02, 5s, 9/2/30	BB+/P	250,000	246,178
Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	395,000	390,205
Chula Vista Rev. Bonds (San Diego Gas), Ser. B,
5s, 12/1/27	A1	950,000	968,383

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

California continued
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 08-1 Otay Ranch Village Six), 6s, 9/1/33	BB/P	$1,250,000	$1,290,625
(No 07-I Otay Ranch Village Eleven), 5 7/8s, 9/1/34	BB-/P	300,000	311,673
(No. 07-I Otay Ranch Village Eleven), 5.8s, 9/1/28	BB-/P	300,000	312,222
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,775,000	118,525
Folsom, Special Tax Rev. Bonds (Cmnty. Facs. Dist.
No. 10), 5 7/8s, 9/1/28	BB/P	750,000	770,775
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	B-/P	770,000	626,141
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. 03-A1, 6 3/4s, 6/1/39	BBB	850,000	946,815
Ser. B, 5 5/8s, 6/1/38 (Prerefunded)	Aaa	2,500,000	2,749,800
Ser. 03 A-1, 5s, 6/1/21	BBB	750,000	754,755
Murrieta, Cmnty. Fac. Dist. Special Tax (No. 2 The
Oaks Impt. Area A), 6s, 9/1/34	BB+/P	1,100,000	1,142,207
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB/P	650,000	662,006
Roseville, Cmnty. Fac. Special Tax
(Dist. No. 1 -Westpark)
5 1/4s, 9/1/25	BB/P	315,000	317,750
5 1/4s, 9/1/17	BB/P	985,000	1,011,979
Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 4-C, 6s, 9/1/33	BBB/P	1,250,000	1,324,588
San Diego, Assn. of Bay Area Governments Fin. Auth.
For Nonprofit Corps. Rev. Bonds (San Diego Hosp.),
Ser. A, 6 1/8s, 8/15/20	Baa1	250,000	268,863
Santaluz Cmnty., Facs. Dist. No. 2 Special Tax Rev.
Bonds (Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BB+/P	2,485,000	2,512,559
Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	3,465,000	1,912,160
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB-/P	2,500,000	2,593,250
			63,392,882

Colorado (2.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5 1/4s, 6/1/23	A3	1,000,000	1,034,770
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub.
Hwy.), Ser. B
zero %, 9/1/35 (Prerefunded)	Aaa	15,500,000	1,981,985
zero %, 9/1/34 (Prerefunded)	Aaa	16,500,000	2,276,505
Denver, City & Cnty. Arpt. Rev. Bonds
Ser. D, AMBAC, 7 3/4s, 11/15/13	AAA	1,050,000	1,203,857
MBIA, 5 1/2s, 11/15/25	Aaa	2,500,000	2,546,825
			9,043,942

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Delaware (0.8%)
GMAC Muni. Mtge. Trust 144A sub. notes, Ser. A1-3,
5.3s, 10/31/39	A3	$2,500,000	$2,568,000
Sussex Cnty., Rev. Bonds (First Mtge. - Cadbury
Lewes), Ser. A, 5.9s, 1/1/26	BBB	350,000	353,070
			2,921,070

District of Columbia (1.4%)
DC G.O. Bonds, Ser. A, FSA, 5s, 6/1/27	Aaa	3,000,000	3,101,640
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 1/4s, 5/15/24	Baa2	1,900,000	2,015,843
			5,117,483

Florida (6.0%)
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. A,
6 1/4s, 5/1/35	BB-/P	1,500,000	1,581,150
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	BB/P	485,000	505,031
Ser. B, 5s, 11/1/07	BB/P	100,000	99,478
FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A,
6.05s, 10/1/22	BBB/P	770,000	794,786
Fleming Island, Plantation Cmnty. Dev. Dist. Special
Assmt. Rev. Bonds, Ser. B, 7 3/8s, 5/1/31	BB/P	750,000	800,033
Gateway Svcs. Cmnty., Dev. Dist. Special Assmt.
Bonds (Stoneybrook), 5 1/2s, 7/1/08	BB/P	250,000	250,903
Heritage Harbor, South Cmnty. Dev. Distr. Rev.
Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	485,000	509,318
Heritage Isle at Viera, Cmnty. Dev. Dist. Special
Assmt., Ser. B, 5s, 11/1/09	BB/P	250,000	249,328
Islands at Doral III, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	1,230,000	1,267,589
Lee Cnty., Indl. Dev. Auth. Rev. Bonds (Alliance
Cmnty.), Ser. C, 5 1/2s, 11/15/29	BBB-	1,000,000	993,580
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Ba1	1,335,000	1,467,899
North Springs, Impt. Dist. Special Assmt. Rev. Bonds
(Parkland Golf Country Club), Ser. A-1, 5.45s, 5/1/26	BB-/P	250,000	247,300
Old Palm, Cmnty. Dev. Dist. Special Assmt. Bonds
(Palm Beach Gardens), Ser. A, 5.9s, 5/1/35	BB-/P	985,000	1,010,413
Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 6 1/4s, 5/1/36	BB/P	1,500,000	1,565,475
South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-2,
5 3/8s, 5/1/13	BB-/P	2,500,000	2,526,400
South Miami, Hlth. Fac. Auth. Rev. Bonds (Baptist
Hlth.), 5 1/4s, 11/15/33	Aa3	1,500,000	1,539,255
South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A,
5.7s, 5/1/35	BB-/P	495,000	501,826
Sterling Hill, Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5 1/2s, 11/1/10	BB-/P	645,000	647,032

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Florida continued
Tampa Bay, Cmnty. Dev. Dist. Special Assmt.
(New Port), Ser. A, 5 7/8s, 5/1/38	BB-/P	$425,000	$431,673
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5s 5/1/15	BB-/P	600,000	597,852
Tern Bay, Cmnty. Dev. Dist. Special Assmt., Ser. A,
5 3/8s, 5/1/37	BB-/P	1,150,000	1,151,104
Tolomato, Cmnty. Dev. Dist. Special Assmt.,
5.4s, 5/1/37	BB-/P	325,000	325,803
Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
(Cmnty. Infrastructure), Ser. B, 5s, 11/1/13	BB-/P	475,000	472,682
Westchester Cmnty. Dev. Dist. No. 1 Special Assmt.
(Cmnty. Infrastructure), 6 1/8s, 5/1/35	BB-/P	1,250,000	1,309,038
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB-/P	1,250,000	1,292,950
6 1/4s, 5/1/22	BB-/P	550,000	567,930
			22,705,828

Georgia (4.2%)
Atlanta Arpt. Passenger Fac. Rev. Bonds (Sub. Lien),
Ser. J, FSA, 5s, 1/1/27	Aaa	5,000,000	5,155,650
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put
Bonds (GA Power Co.), 4.45s, 12/1/08	A2	4,000,000	4,058,240
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	B+/P	425,000	440,568
GA Muni. Elec. Auth. Rev. Bonds, AMBAC, 5s, 1/1/26	Aaa	2,500,000	2,570,650
Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	1,400,000	1,402,338
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,955,000	1,957,190
			15,584,636

Hawaii (0.9%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	1,700,000	1,683,986
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 3.7s, 1/1/22	Aaa	1,800,000	1,776,978
			3,460,964

Idaho (0.7%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.),
Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,000,000	1,015,020
Madison Cnty., Hosp. COP, 5 1/4s, 9/1/20	BBB-	1,480,000	1,533,635
			2,548,655

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Illinois (2.6%)
Bedford Pk., Village Rev. Bonds (Hotel/Motel Tax),
Ser. A, 4.9s, 12/1/23	Baa1	$600,000	$591,636
Chicago, G.O. Bonds, Ser. A, AMBAC
5 5/8s, 1/1/39 (Prerefunded)	Aaa	3,395,000	3,726,454
5 5/8s, 1/1/39	Aaa	105,000	112,395
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
Syst./Sunbelt Obligation), 5.65s, 11/15/24 (Prerefunded)	A2	3,250,000	3,471,000
IL Fin. Auth. Rev. Bonds
(Friendship Village Schaumburg), Ser. A, 5 5/8s,
2/15/37	B+/P	300,000	302,766
(Landing At Plymouth Place), Ser. A, 5.35s, 5/15/15	B+/P	600,000	597,438
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	250,000	246,615
IL Hlth. Fac. Auth. Rev. Bonds (St. Benedict),
Ser. 03A-1, 6.9s, 11/15/33	B/P	500,000	532,340
			9,580,644

Indiana (3.0%)
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	2,500,000	2,569,875
IN Trans. Fin. Auth. Arpt. Facs. Lease Rev. Bonds,
Ser. A, AMBAC, 5s, 11/1/16 (Prerefunded)	Aaa	6,500,000	6,673,550
Rockport, Poll. Control Mandatory Put Bonds (Indiana
Michigan Pwr. Co.), Ser. C, 2 5/8s, 10/1/06	Baa2	1,750,000	1,735,913
St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy Cross
Village Notre Dame), Ser. A, 5 3/4s, 5/15/15	B/P	455,000	471,025
			11,450,363

Iowa (2.1%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25	BBB-/P	2,900,000	3,441,198
9.15s, 7/1/09	BBB-/P	1,125,000	1,245,611
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	200,000	201,718
6s, 11/15/24	BB/P	200,000	200,996
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	749,393
Ser. B, zero %, 6/1/34	BBB	2,250,000	2,095,290
			7,934,206

Kansas (0.2%)
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/17	A1	500,000	521,825
5s, 10/1/15	A1	250,000	262,825
			784,650

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (Norton Hlth.
Care, Inc.), Ser. A, 6 1/2s, 10/1/20	BBB+/F	$1,700,000	$1,838,618

Louisiana (1.4%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds
(Hlth. Care - St. James Place), Ser. A, 7s, 11/1/26	B-/P	400,000	404,344
(St. James Place), Ser. A, 7s, 11/1/20	B-/P	1,000,000	1,015,430
LA Pub. Fac. Auth. Rev. Bonds (Pennington Med.
Foundation), 5s, 7/1/16	A3	600,000	625,932
Tangipahoa Parish Hosp. Svcs. Rev. Bonds (North
Oaks Med. Ctr.), Ser. A, 5s, 2/1/25	A	500,000	495,160
W. Feliciana Parish, Poll. Control Rev. Bonds (Gulf
States Util. Co.), Ser. C, 7s, 11/1/15	BBB-	2,750,000	2,781,873
			5,322,739

Maine (1.0%)
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT,
5s, 11/15/27	Aa1	1,600,000	1,625,328
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	Ba2	2,000,000	2,171,280
			3,796,608

Maryland (1.0%)
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/15	Baa1	1,000,000	1,083,410
(Peninsula Regl. Med. Ctr.), 5s, 7/1/16	A2	650,000	687,648
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds
(Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	B/P	200,000	211,968
Westminster, Econ. Dev. Rev. Bonds (Carroll Lutheran
Village), Ser. A, 5 7/8s, 5/1/21	BB/P	1,850,000	1,894,382
			3,877,408

Massachusetts (8.9%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB-/P	600,000	604,104
MA State Dev. Fin. Agcy. Rev. Bonds (Lasell Village),
Ser. A, 6 3/8s, 12/1/25	BB-/P	585,000	589,914
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments), Ser. A, 9s, 12/15/15	BBB-/P	1,900,000	2,281,615
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Prerefunded)	Ba2	1,185,000	1,407,519
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	1,200,000	1,304,052
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	2,225,000	2,434,017
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	2,044,950
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s, 7/1/08	BBB	1,500,000	1,523,760
(Partners Hlth. Care Syst.), Ser. F, 5s, 7/1/21	Aa3	1,000,000	1,044,010

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Massachusetts continued
MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtge.)
Ser. C, AMBAC, 5 5/8s, 7/1/40	Aaa	$2,000,000	$2,034,480
Ser. A, AMBAC, 5 1/2s, 7/1/40	Aaa	15,290,000	15,561,398
MA State Indl. Fin. Agcy. Rev. Bonds (TNG Marina
Bay LLC Project), U.S. Govt. Coll., 7 1/2s, 12/1/27
(Prerefunded)	AAA	580,000	625,344
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton), 7.9s, 1/1/24	BB-/P	500,000	504,485
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB-	1,550,000	1,553,875
			33,513,523

Michigan (5.2%)
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Baa3	275,000	283,682
Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp. OB Group), Ser. A, 5 3/4s, 9/1/17	Ba1	350,000	341,446
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 6s, 4/1/22	A2	1,500,000	1,610,205
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	755,000	740,451
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	Aaa	1,500,000	1,487,985
Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
6 3/4s, 7/23/09	B	2,000,000	2,003,620
Plymouth-Canton Cmnty., School Dist. G.O. Bonds,
FGIC, Q-SBLF, 5s, 5/1/26	Aaa	4,750,000	4,914,445
Saginaw Cnty., G.O. Bonds, MBIA, 5s, 5/1/29	Aaa	4,750,000	4,934,775
Warren Cons. School Dist. G.O. Bonds, FSA,
5 3/8s, 5/1/18	Aaa	2,975,000	3,159,896
			19,476,505

Minnesota (2.1%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	2,000,000	2,002,520
Hutchinson, G.O. Bonds (Indpt. School Dist.
No. 423), Ser. A, 5 3/4s, 2/1/13 (Prerefunded)	Aa2	1,000,000	1,033,400
MN Agricultural & Econ. Dev. Board Rev. Bonds
(Hlth. Care Syst.), Ser. A, MBIA, 5 1/2s, 11/15/17
(Prerefunded)	Aaa	2,390,000	2,502,378
MN State Hsg. Fin. Agcy. Rev. Bonds (Residential
Hsg.), Ser. H, 4.15s, 1/1/12	Aa1	760,000	754,292
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B/P	400,000	405,596
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Hlth. East), 6s, 11/15/25	Baa3	1,000,000	1,079,800
			7,777,986

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Mississippi (1.1%)
Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev.
Bonds (Weyerhaeuser Co.), Ser. B, 6.7s, 4/1/22	Baa2	$1,500,000	$1,753,920
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst.
Energy Resources, Inc.), 5.9s, 5/1/22	BBB-	1,250,000	1,262,000
MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,180,000	1,233,029
			4,248,949

Missouri (4.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/32	A+	1,500,000	1,566,885
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
(First Mtge. Bishop Spencer), Ser. A, 6 1/2s, 1/1/35	BB-/P	1,500,000	1,550,955
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership)
Ser. D, GNMA Coll., FNMA Coll., 5.55s, 9/1/34	Aaa	1,510,000	1,552,371
Ser. B, GNMA Coll., FNMA Coll., 4.4s, 9/1/14	AAA	420,000	415,939
Ser. B, GNMA Coll., FNMA Coll., 4.3s, 9/1/13	AAA	410,000	407,179
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC
Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,450,000	1,499,025
MO State Hlth. & Edl. Fac. Auth. VRDN
(St. Francis Med. Ctr.), Ser. A, 3.82s, 6/1/26	A-1+	3,195,000	3,195,000
(Cox Hlth. Syst.), AMBAC, 3.8s, 6/1/22	VMIG1	7,060,000	7,060,000
			17,247,354

Montana (0.5%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	1,775,000	1,820,600

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	D/P	65,059	49,084
(Brookhaven), zero %, 9/1/12	D/P	791,466	39,573
			88,657

Nevada (3.5%)
Clark Cnty., Impt. Dist. Special Assmt.
(Dist. No. 142), 6 3/8s, 8/1/23	BB-/P	1,000,000	1,035,280
(Summerlin No. 151), 5s, 8/1/16	BB/P	1,010,000	999,557
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	Aaa	5,000,000	5,408,000
Henderson, Local Impt. Dist. Special Assmt.
(No. T-14), 5.8s, 3/1/23	BB-/P	480,000	495,346
(No. T-16), 5 1/8s, 3/1/25	BB-/P	500,000	496,085
(No. T-17), 5s, 9/1/18	BB/P	275,000	273,232
(No. T-18), 5s, 9/1/16	BB-	1,425,000	1,428,320

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Nevada continued
Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB-/P	$875,000	$899,316
Washoe Cnty., Wtr. Fac. Mandatory Put Bonds
(Sierra Pacific Pwr. Co.), 5s, 7/1/09	Ba1	2,000,000	1,988,340
			13,023,476

New Hampshire (1.7%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
(Riverwoods at Exeter), Ser. A, 6 3/8s, 3/1/13	BB+/P	590,000	601,594
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Kendal at
Hanover), Ser. A, 5s, 10/1/18	BBB	1,275,000	1,277,550
NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck Day
Hlth. Syst.), Ser. A, 7s, 10/1/29	BBB-/P	2,565,000	2,657,314
NH State Bus. Fin. Auth. Poll. Control Rev. Bonds,
3 1/2s, 7/1/27	Baa2	1,750,000	1,692,740
			6,229,198

New Jersey (4.0%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 7 1/2s, 2/1/27 (Prerefunded)	Aaa	1,300,000	1,362,127
(Cedar Crest Vlg., Inc.), Ser. A, 7 1/4s, 11/15/31	BB-/P	1,250,000	1,351,200
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba2	1,900,000	1,941,439
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	513,470
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	230,000	234,860
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,500,000	2,607,800
NJ Econ. Dev. Auth. Solid Waste Rev. Bonds (Disp.
Waste Mgt.), 5.3s, 6/1/15	BBB	1,750,000	1,829,398
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	1,300,000	1,432,223
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	2,284,673
(Atlantic City Med. Ctr.), 5 3/4s, 7/1/25	A2	1,250,000	1,310,563
			14,867,753

New Mexico (0.5%)
Farmington, Poll. Control Rev. Bonds (San Juan),
Ser. B, 4 7/8s, 4/1/33	Baa2	1,200,000	1,179,636
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.64s, 9/1/33	AAA	525,000	542,960
			1,722,596

New York (15.3%)
Huntington, Hsg. Auth. Rev. Bonds (Gurwin Jewish
Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	500,000	509,040
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
Ser. A, U.S. Govt. Coll., 5 3/4s, 12/1/24
(Prerefunded)	AAA	2,000,000	2,097,680
Metro. Trans. Auth. VRDN, Ser. E-2, 3.82s, 11/1/35	VMIG1	1,200,000	1,200,000

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

New York continued
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A	$2,000,000	$2,042,560
NY City, G.O. Bonds, Ser. B, 5 1/4s, 12/1/09	A1	10,000,000	10,456,600
NY City, Indl. Dev. Agcy. Rev. Bonds
(Staten Island U. Hosp. Project), 6.45s, 7/1/32	B2	1,485,000	1,510,898
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B-/P	1,275,000	1,344,832
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines - JFK Intl., Arpt.), 7 1/2s, 8/1/16	B-	1,400,000	1,532,972
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	2,825,000	2,571,202
NY City, Muni. Wtr. Fin. Auth. Rev. Bonds, Ser. C,
MBIA, 5 1/2s, 6/15/17	Aaa	10,000,000	10,120,700
NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A,
5s, 6/1/38	BBB	1,000,000	956,890
NY State Dorm. Auth. Rev. Bonds (Winthrop-
U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	931,671
NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	2,400,000	2,458,920
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
Paperboard, LLC), 7s, 11/1/30 (acquired 12/9/98,
cost $2,000,000) ‡	BB/P	2,000,000	2,091,580
Port Auth. NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. - 5th Installment), 6 3/4s, 10/1/19	BB+/P	200,000	203,800
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. - 6), MBIA, 5.9s, 12/1/17	Aaa	15,000,000	15,736,500
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	1,700,000	1,864,305
			57,630,150

North Carolina (2.6%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa2	1,500,000	1,638,660
Ser. A, 5 3/4s, 1/1/26	Baa2	3,000,000	3,169,440
NC Med. Care Cmnty. Healthcare Fac. Rev. Bonds
(Deerfield), Ser. A, 5s, 11/1/23	A-/F	750,000	764,025
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,040,000	1,040,572
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	600,000	602,280
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	150,000	150,989
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,089,370
Ser. A, FGIC, 5 1/2s, 1/1/13	AAA	1,300,000	1,410,591
			9,865,927

Ohio (2.2%)
Coshocton Cnty., Env. Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/8s, 8/1/13	CCC+	1,400,000	1,347,024
Cuyahoga Cnty., Rev. Bonds, Ser. A
6s, 1/1/16	Aa3	1,280,000	1,421,978

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Ohio continued
Cuyahoga Cnty., Rev. Bonds, Ser. A
6s, 1/1/15	Aa3	$2,000,000	$2,225,760
OH State Air Quality Dev. Auth. Rev. Bonds
(Toled Poll. Control), Ser. A, 6.1s, 8/1/27	Baa2	3,000,000	3,128,880
			8,123,642

Oklahoma (3.3%)
OK City Arpt. Trust Rev. Bonds Jr. Lien 27th Ser.,
Ser. A, FSA, 5s, 7/1/18	Aaa	3,150,000	3,239,051
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care
Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29
(Prerefunded)	Aaa	1,575,000	1,677,265
OK State Indl. Dev. Auth. Rev. Bonds (Hlth.
Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	AAA	4,045,000	4,278,073
5 3/4s, 8/15/29 (Prerefunded)	AAA	2,955,000	3,158,156
			12,352,545

Oregon (0.8%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB-/P	1,900,000	1,963,403
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	845,000	870,468
			2,833,871

Pennsylvania (7.0%)
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt.), 5 1/2s, 11/1/16	Ba1	1,250,000	1,304,700
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	610,000	624,335
5.3s, 1/1/14	BB/P	690,000	683,535
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
Creek Partners), 6.65s, 5/1/10	BBB-	1,560,000	1,641,198
Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant View
Retirement), Ser. A, 5.3s, 12/15/26	BB-/P	500,000	494,410
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh
Valley Hosp. Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,021,810
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono
Med. Ctr.), 6s, 1/1/43	BBB+	500,000	524,325
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev.
Bonds (Whitemarsh Cont Care), 6 1/4s, 2/1/35	B/P	700,000	736,981
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev.
Bonds (Northampton Generating), Ser. A, 6.6s, 1/1/19	B+	4,200,000	4,132,086
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	1,037,940
(Philadelphia College of Osteopathic Medicine),
5s, 12/1/07	A	995,000	1,009,428
Philadelphia, Gas Wks. Rev. Bonds (1975 Gen.
Ordinance 17th), FSA, 5s, 7/1/07	Aaa	5,715,000	5,789,295

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Pennsylvania continued
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	D/P	$2,729,624	$3,412
Philadelphia, Redev. Auth. Rev. Bonds
(Neighborhood Transformation), Ser. C, FGIC,
5s, 4/15/27	Aaa	5,285,000	5,458,137
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie
Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	1,800,000	1,904,724
			26,366,316

South Carolina (2.4%)
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev.
Bonds, 5 1/2s, 5/1/37	A2	1,000,000	1,046,020
Richland Cnty., Rev. Bonds (Intl. Paper Co.), Ser. A,
4 1/4s, 10/1/07	BBB	2,500,000	2,501,950
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s,
8/15/32 (Prerefunded)	AAA	1,250,000	1,427,975
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21
(Prerefunded)	BBB+/F	1,000,000	1,162,190
SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds,
Ser. B, 6s, 5/15/22	BBB	1,195,000	1,252,754
SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
6 3/8s, 5/15/30	BBB	1,300,000	1,452,503
			8,843,392

South Dakota (0.7%)
SD Edl. Enhancement Funding Corp. Rev. Bonds,
Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	2,172,480
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.) Ser. J, 4 1/2s, 5/1/17	AAA	500,000	504,620
			2,677,100

Tennessee (5.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (First Mtge. -Mountain States
Hlth.), Ser. A
7 1/2s, 7/1/33	BBB+	3,700,000	4,290,483
MBIA, 6s, 7/1/21	Aaa	12,000,000	12,921,720
Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB-/P	600,000	617,148
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	A3	1,255,000	1,434,816
6 1/2s, 9/1/26 (Prerefunded)	A3	745,000	851,744
			20,115,911

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Texas (9.4%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A, 7s, 11/15/33	BB/P	$600,000	$644,820
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.)
6 3/8s, 4/1/21 #	Baa2	5,500,000	5,613,410
4.85s, 4/1/21	Baa2	3,750,000	3,718,425
Carrollton, Farmers Branch Indpt. School Dist. G.O.
Bonds, PSFG, 5s, 2/15/17	Aaa	4,655,000	4,825,187
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds
(Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	550,000	556,925
Harris Cnty., Rev. Bonds, Ser. B, FSA, 5s, 8/15/32	Aaa	5,500,000	5,771,425
Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
Hermann Hlth. Care), Ser. A, 6 3/8s, 6/1/29
(Prerefunded)	A2	3,000,000	3,381,330
Houston, Arpt. Syst. Rev. Bonds (Continental
Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B-	2,500,000	2,212,825
Sabine River Auth. Rev. Bonds (TXU Electric), Ser. C,
5.2s, 5/1/28	Baa2	1,000,000	1,016,480
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	2,500,000	2,618,825
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Northwest Sr. Hsg. Edgemere), Ser. A,
5 3/4s, 11/15/16	BB-/P	300,000	310,782
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	2,096,880
6s, 7/1/25	Baa3	800,000	840,920
6s, 7/1/19	Baa3	800,000	842,856
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds
(Single Fam.), Ser. B, FSA, 4 1/4s, 9/1/26	Aaa	985,000	980,962
			35,432,052

Utah (1.1%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB-	750,000	761,640
7.45s, 7/1/17	BB-/P	600,000	629,538
Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	Baa2	1,500,000	1,568,010
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil),
5.05s, 11/1/17	Baa1	1,000,000	1,053,260
			4,012,448

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A, FSA,
4.62s, 5/1/29	Aaa	910,000	918,145

MUNICIPAL BONDS AND NOTES (144.1%)* continued

	Rating **	Principal amount	Value

Virginia (2.6%)
Clarke Cnty., Indl. Dev. Auth. Hosp. Facs. VRDN
(Winchester Med. Ctr., Inc.), FSA, 3.87s, 1/1/30	VMIG1	$2,770,000	$2,770,000
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds (VA Baptist Homes), Ser. A
5 3/8s, 7/1/30	B+/P	500,000	498,955
5 1/4s, 7/1/25	B+/P	250,000	248,785
Hopewell, Indl. Dev. Auth. Env. Impt. Rev. Bonds
(Smurfit-Stone Container Corp.), 5 1/4s, 6/1/15	CCC+	500,000	475,025
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	1,000,000	1,059,520
Russell Cnty. Indl. Dev. Auth. Poll. Control Rev.
Bonds (Appalachian Pwr. Co.), Ser. I, 2.7s, 11/1/07	Baa2	2,000,000	1,984,700
VA State Hsg. Dev. Auth. Rev. Bonds (Cmnwlth.
Mtge.), 3.45s, 10/1/10	Aaa	2,300,000	2,233,277
Winchester, Indl. Dev. Auth. Residential Care Fac.
Rev. Bonds (Westminster-Canterbury), Ser. A,
5.2s, 1/1/27	BB/P	500,000	500,310
			9,770,572

Washington (2.3%)
King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32	AAA	5,000,000	5,179,150
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,000,000	2,194,120
6 1/2s, 6/1/26	BBB	1,200,000	1,306,872
			8,680,142

West Virginia (0.6%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	2,250,000	2,236,230

Wisconsin (3.5%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	3,000,000	3,312,630
6 3/8s, 6/1/32	BBB	4,000,000	4,287,160
6 1/8s, 6/1/27	BBB	1,000,000	1,056,150
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	500,000	512,580
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30	A2	3,900,000	4,098,182
			13,266,702

Wyoming (0.2%)
Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
(FMC Corp.), 5.6s, 12/1/35	Baa3	700,000	732,711

Total municipal bonds and notes (cost $526,575,380)			$540,893,806

PREFERRED STOCKS (1.7%)*

	Shares	Value
Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.	2,000,000	$2,126,100
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
6.875% cum. pfd.	4,000,000	4,281,320

Total preferred stocks (cost $6,000,000)		$6,407,420

TOTAL INVESTMENTS
Total investments (cost $532,575,380)		$547,301,226

* Percentages indicated are based on net assets of $375,452,860.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at April 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2006. Securities rated by Putnam are indicated by “/P”. Securities rated by Fitch are indicated by “/F”.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2006 was $2,091,580 or 0.6% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2006.

(F) Security is valued at fair value following procedures approved by the Trustees.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at April 30, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The fund had the following industry group concentrations greater than 10% at April 30, 2006 (as a percentage of net assets):

Health care	46.0%
Utilities	22.4
Transportation	16.4
Housing	13.2
The fund had the following insurance concentrations greater than 10% at April 30, 2006 (as a percentage of net assets):
AMBAC	18.6%
MBIA	15.3

FUTURES CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation
U.S. Treasury Note 10 yr (Short)	325	$34,312,891	Jun-06	$60,325

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $532,575,380)	$547,301,226

Cash	18,644

Interest and other receivables	9,601,692

Receivable for securities sold	985,361

Total assets	557,906,923

LIABILITIES
Payable for variation margin (Note 1)	55,859

Distributions payable to shareholders	1,574,877

Accrued preferred shares distribution payable (Note 1)	226,696

Payable for securities purchased	4,260,899

Payable for shares of the fund repurchased	378,308

Payable for compensation of Manager (Note 2)	736,843

Payable for investor servicing and custodian fees (Note 2)	19,968

Payable for Trustee compensation and expenses (Note 2)	71,520

Payable for administrative services (Note 2)	15,660

Other accrued expenses	113,433

Total liabilities	7,454,063

Series A, B and C remarketed preferred shares: (8,000 shares authorized;
1,750 shares issued at $100,000 per share) (Note 4)	175,000,000

Net assets applicable to common shares outstanding	$375,452,860

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Note 1)	$412,786,346

Distributions in excess of net investment income (Note 1)	(263,132)

Accumulated net realized loss on investments (Note 1)	(51,856,525)

Net unrealized appreciation of investments	14,786,171

Total — Representing net assets applicable to common shares outstanding	$375,452,860

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($375,452,860 divided by 45,727,712 shares)	$8.21

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/06 (Unaudited)

INTEREST INCOME	$14,127,364

EXPENSES
Compensation of Manager (Note 2)	1,623,619

Investor servicing fees (Note 2)	95,669

Custodian fees (Note 2)	72,025

Trustee compensation and expenses (Note 2)	16,303

Administrative services (Note 2)	26,420

Preferred share remarketing agent fees	219,967

Other	107,283

Total expenses	2,161,286

Expense reduction (Note 2)	(30,227)

Net expenses	2,131,059

Net investment income	11,996,305

Net realized loss on investments (Notes 1 and 3)	(2,158,803)

Net realized gain on futures contracts (Note 1)	791,786

Net unrealized appreciation of investments
and futures contracts during the period	888,905

Net gain on investments	(478,112)

Net increase in net assets resulting from operations	$11,518,193

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)
From tax exempt income	(2,663,190)

From ordinary income	(9,465)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$ 8,845,538

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	4/30/06*	10/31/05

Operations:
Net investment income	$ 11,996,305	$ 24,075,642

Net realized loss on investments	(1,367,017)	(395,739)

Net unrealized appreciation of investments	888,905	2,375,052

Net increase in net assets resulting from operations	11,518,193	26,054,955

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)
From tax exempt income	(2,663,190)	(3,870,575)

From ordinary income	(9,465)	(30,188)

Net increase in net assets resulting from operations
(applicable to common shareholders)	8,845,538	22,154,192

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)
From tax exempt income	(9,502,913)	(20,977,594)

From ordinary income	(56,096)	(354,033)

Decrease from shares repurchased (Note 5)	(10,270,198)	(458,659)

Total increase (decrease) in net assets	(10,983,669)	363,906

NET ASSETS
Beginning of period	386,436,529	386,072,623

End of period (including distributions in excess of net
investment income of $263,132 and $27,773, respectively)	$375,452,860	$386,436,529

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	47,143,198	47,206,343

Shares repurchased (Note 5)	(1,415,486)	(63,145)

Common shares outstanding at end of period	45,727,712	47,143,198

Remarketed preferred shares outstanding at beginning
and end of period	1,750	1,750

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	4/30/06	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01

Net asset value,
beginning of period
(common shares)	$8.20	$8.18	$7.98	$7.84	$8.49	$8.44

Investment operations:
Net investment income (a)	.26	.51	.54	.61	.70	.72

Net realized and unrealized
gain (loss) on investments	(.01)	.04	.20	.14	(.73)	.04

Total from
investment operations	.25	.55	.74	.75	(.03)	.76

Distributions to
preferred shareholders:
From net investment income	(.06)	(.08)	(.04)	(.04)	(.05)	(.12)

Total from investment
operations (applicable to
common shareholders)	.19	.47	.70	.71	(.08)	.64

Distributions to
common shareholders:
From net investment income	(.21)	(.45)	(.50)	(.57)	(.57)	(.59)

Total distributions	(.21)	(.45)	(.50)	(.57)	(.57)	(.59)

Increase from
shares repurchased	.03	— (e)	—	—	—	—

Net asset value, end of period
(common shares)	$8.21	$8.20	$8.18	$7.98	$7.84	$8.49

Market price, end of period
(common shares)	$7.22	$7.15	$7.29	$7.34	$7.43	$8.44

Total return at market price (%)
(common shares) (b)	3.86*	4.21	6.35	6.44	(5.57)	(6.21)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$375,453	$386,437	$386,073	$376,865	$370,281	$400,255

Ratio of expenses to
average net assets (%)(c,d)	.56*	1.30	1.28	1.27	1.25	1.22

Ratio of net investment income
to average net assets (%)(c)	2.44*	5.18	6.12	7.21	7.84	7.01

Portfolio turnover (%)	8.97*	21.87	25.54	40.82	20.44	17.95

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d)	Includes amounts paid through expense offset arrangements (Note 2).

(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2005, the fund had a capital loss carryover of $47,831,350 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$2,894,998	October 31, 2006

3,629,209	October 31, 2007

1,237,146	October 31, 2008

1,641,465	October 31, 2009

3,729,886	October 31, 2010

25,837,158	October 31, 2011

8,560,869	October 31, 2012

300,619	October 31, 2013

The aggregate identified cost on a tax basis is $532,015,195, resulting in gross unrealized appreciation and depreciation of $20,592,383 and $5,306,352, respectively, or net unrealized appreciation of $15,286,031.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remar-keted preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2006 was 3.36% for Series A, 3.31% for Series B and 3.70% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average weekly net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets attributable to common and preferred shares outstanding and 0.60% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended April 30, 2006, the fund incurred $167,694 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended April 30, 2006, the fund’s expenses were reduced by $30,227 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $313, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $47,436,862 and $54,439,942, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the period ended April 30, 2006, the fund repurchased 1,415,486 common shares for an aggregate purchase price of $10,270,198 which reflects a weighted-average discount from net asset value per share of 12.0% .

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	President
One Post Office Square		Richard S. Robie, III
Boston, MA 02109	Charles E. Porter	Vice President
Executive Vice President,
Marketing Services	Associate Treasurer and	Francis J. McNamara, III
Putnam Retail Management	Principal Executive Officer	Vice President and
One Post Office Square		Chief Legal Officer
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President	Charles A. Ruys de Perez
Custodian	and Treasurer	Vice President and
Putnam Fiduciary		Chief Compliance Officer
Trust Company	Steven D. Krichmar
	Vice President and	Mark C. Trenchard
Legal Counsel	Principal Financial Officer	Vice President and
Ropes & Gray LLP		BSA Compliance Officer
Michael T. Healy
Trustees	Assistant Treasurer and	Judith Cohen
John A. Hill, Chairman	Principal Accounting Officer	Vice President, Clerk and
Jameson Adkins Baxter,		Assistant Treasurer
Vice Chairman	Daniel T. Gallagher
Charles B. Curtis	Senior Vice President,	Wanda M. McManus
Myra R. Drucker	Staff Counsel and	Vice President, Senior Associate
Charles E. Haldeman, Jr.	Compliance Liaison	Treasurer and Assistant Clerk
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III		Nancy E. Florek
Robert E. Patterson	Beth S. Mazor	Vice President, Assistant Clerk,
George Putnam, III	Vice President	Assistant Treasurer and
W. Thomas Stephens		Proxy Manager
Richard B. Worley

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA700 234342 6/06

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

November 1,
2005 – November
30, 2005	236,031	$7.06	236,031	4,484,603
December 1 -
December 31,
2005	236,031	$7.07	236,031	4,248,572
January 1 -
January 31,	236,031	$7.33	236,031	4,012,541

2006
February 1 -
February 28,
2006	218,481	$7.45	218,481	3,794,060
March 1 -
March 31, 2006	296,770	$7.38	296,770	3,497,290
April 1 - April
30, 2006	192,142	$7.23	192,142	3,305,148

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 2,360,317 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 4,720,634 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable Item 12. Exhibits: (a)(1) Not applicable
(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006